                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements pertaining of PDG Environmental, Inc. on Form S-2 of our report dated April 7, 2004 relating to our audit of the consolidated financial statements of PDG Environmental, Inc. included in the Annual Report (Form 10-K) for the year ended January 31, 2004. We also consent to the reference to our firm in the Experts section of this registration statement.

/s/ Parente Randolph, LLC

Pittsburgh, Pennsylvania
May 20, 2004